UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2020

LAMAR ADVERTISING COMPANY
LAMAR MEDIA CORP.
(Exact name of registrants as specified in its charter)

Delaware	1-36756	72-1449411
Delaware	1-12407	72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225)
926-1000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Lamar Advertising Company securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	LAMR	The NASDAQ Stock Market, LLC

Lamar Media Corp. securities registered pursuant to Section 12(b) of the Act: none
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR §
240.12b-2).

Lamar Advertising Company	Emerging growth company ☐

Lamar Media Corp.	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Lamar Advertising Company	☐

Lamar Media Corp.	☐

Item 7.01.	Regulation FD Disclosures.

In connection with the Proposed Offering (as defined below), Lamar Advertising Company and Lamar Media Corp. disclosed the Risk Factors below in a preliminary offering memorandum dated May 11, 2020, which update and supplement Risk Factors that were contained in Item 1A of their combined annual report on Form
10-K
for the year ended December 31, 2019 (the “Form
10-K”).
The information in this current report on Form
8-K
should be read in conjunction with the Risk Factors described in the Form
10-K
and the information under the “Forward-Looking Statements” in the Form
10-K,
as updated and supplemented by their combined quarterly report on Form
10-Q
for the quarterly period ended March 31, 2020.
Prospective investors should consult with their tax advisors regarding the effects of the Tax Cuts and Jobs Act and the CARES Act.
On December 22, 2017, President Trump signed into law H.R. 1, informally titled the Tax Cuts and Jobs Act (the “TCJA”). The TCJA made major changes to the Code, including a number of provisions of the Code that affect the taxation of REITs and their stockholders. Among the changes made by the TCJA are permanently reducing the generally applicable corporate tax rate, generally reducing the tax rate applicable to individuals and other non-corporate
taxpayers for tax years beginning after December 31, 2017 and before January 1, 2026, eliminating or modifying certain previously allowed deductions (including substantially limiting interest deductibility and, for individuals, the deduction for non-business
state and local taxes). On March 27, 2020, legislation intended to support the economy during the
COVID-19
pandemic, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), was signed into law. The CARES Act made technical corrections, or temporary modifications, to certain of the provisions of the TJCA, including, without limitation, the provisions of the TCJA concerning net operating losses (“NOLs”) and interest expense deductions. Certain CARES Act related interest expense deduction changes are discussed in the following subsection. With respect to NOLs, effective for taxable years beginning on or after January 1, 2018, the TCJA limited the deduction for NOL carryforwards to 80% of taxable income (before the deduction) and eliminated NOL carrybacks for individuals and non-REIT
corporations (NOL carrybacks did not apply to REITs under prior law), but allows for indefinite NOL carryforwards. The CARES Act repealed such 80% limitation for carryforwards to taxable years beginning before January 1, 2021. The CARES Act also allows a five-year carryback for NOLs arising in 2018, 2019, or 2020. The TCJA’s NOL limitations (even as modified by the CARES Act) may result in Lamar Advertising having to make additional distributions in order to comply with REIT distribution requirements or avoid taxes on retained income and gains.
The individual and collective impact of the changes made by the TCJA and the CARES Act on REITs and their security holders are uncertain and may not become evident for some period of time. The effect of any technical corrections with respect to the TCJA and CARES Act could have an adverse effect on us, Lamar Advertising, its subsidiaries, and holders of our notes. It is also possible additional legislation could be enacted in the future as a result of the
COVID-19
pandemic which may affect the holders of our securities. Investors should consult their tax advisors regarding the implications of the TCJA and the CARES Act on their investment in the notes being offered hereby.
Lamar Advertising may potentially be unable to deduct the full amount of its interest expense pursuant to the TCJA and the CARES Act.
For taxable years beginning after December 31, 2017, interest deductions for businesses with average annual gross receipts of over $25 million are capped at 30% of the business’ “adjusted taxable income” plus business interest income pursuant to the TCJA. For these purposes, for taxable years beginning after December 31, 2017 and before January 1, 2022, “adjusted taxable income” is computed without regard to deductions allowable for depreciation, amortization, or depletion. The CARES Act increased the aforementioned 30% limitation to 50% for taxable years beginning in 2019 or 2020 and permitted an entity to elect to use its 2019 adjusted taxable income to calculate the applicable limitation for its 2020 taxable year. For taxable years beginning after December 31, 2021, “adjusted taxable income” is calculated by taking deductions allowable for depreciation, amortization, or depletion into account. This limitation, however, does not apply to an “electing real property trade or business.” As a REIT, Lamar Advertising would generally constitute a real property trade or businesses, and thus would retain the ability to fully deduct interest expenses if it makes such an election. However, an entity making such an election must use a longer depreciation cost recovery period for its property. Lamar Advertising has not made such election to date and has not yet determined whether it will make such election at a later date.
Item 8.01.	Other Events.
Proposed Private Offering
On May 11, 2020, Lamar Advertising Company issued a press release announcing a proposed institutional private placement of $400.0 million of senior notes of Lamar Media Corp. (the “Proposed Offering”).
A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in accordance with Rule 135c of the Securities Act of 1933, as amended.
* * *
This Current Report on Form
8-K
contains forward-looking statements, including regarding the Proposed Offering. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those results indicated in the forward-looking statements are uncertainties relating to market conditions for corporate debt securities generally and for the securities of advertising companies and for Lamar Media in particular.
This Current Report on Form
8-K
is neither an offer to sell nor a solicitation of an offer to buy the senior notes.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Lamar Advertising Company dated May 11, 2020

104	Cover Page Interactive Data File - (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2020	LAMAR ADVERTISING COMPANY

	By:	/s/ Jay L. Johnson
Jay L. Johnson
EVP, Chief Financial Officer and Treasurer

Date: May 11, 2020	LAMAR MEDIA CORP.

	By:	/s/ Jay L. Johnson
Jay L. Johnson
EVP, Chief Financial Officer and Treasurer